Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                   Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Spur Ventures Inc. (the "Company") certifies that the Company's Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2004
/s/ Y.B. Ian He
Y.B. Ian He
Name: Y.B. Ian He Title: President and Interim Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Spur Ventures Inc. and will be retained by Spur Ventures Inc. and furnished to the Securities and Exchange Commission or its staff upon request.